Rule 482 ad

Filed pursuant to Rule 497(a)

File no. 333-164386

PIMCO Income Strategy Fund (formerly, PIMCO Floating Rate Income Fund) Announces Commencement of Rights Offering

NEW YORK, March 24, 2010 (BUSINESS WIRE) – PIMCO Income Strategy Fund (NYSE:PFL) (formerly, PIMCO Floating Rate Income Fund) (the “Fund”) announced today that it has commenced a transferable rights offering of additional common shares of the Fund (the “Offer”). The Fund’s Board of Trustees (the “Board”), Allianz Global Investors Fund Management LLC, the Fund’s investment manager (“AGIFM”), and Pacific Investment Management Company LLC, the Fund’s sub-adviser (“PIMCO”), have determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund, in order to more fully take advantage of current and prospective investment opportunities. Consistent with the Fund name and investment policy changes that became effective on March 1, the Board, AGIFM and PIMCO believe there are more attractive opportunities in fixed rate securities. By increasing assets, the Fund believes it will be able to cost-efficiently shift investment allocations into fixed rate assets, further diversify the portfolio and potentially enhance risk-adjusted returns, consistent with its high income objective. The Offer is also intended to enhance the market liquidity of the Fund’s common shares, reduce the Fund’s expense ratio modestly (not taking into account interest expense) and provide common shareholders with the opportunity to buy additional common shares at a discounted price to then-current market value.

The Fund will issue to its common shareholders of record (“Record Date Shareholders”) as of March 24, 2010 (the “Record Date”) one transferable right (the “Rights”) for each common share held. The Rights will entitle holders to subscribe for additional common shares of the Fund at a discount to the market price (the “Subscription Price”). Holders of Rights will be able to purchase one common share for every three Rights held. Any Record Date Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price, for one full common share. The Rights are transferable and are admitted for trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “PFL.RT.” This may afford non-subscribing Record Date Shareholders the opportunity to sell their Rights for cash value, the receipt of which may be viewed as partial compensation for any dilution of their interests resulting from the Offer. The Offer will be made only by means of a prospectus to be distributed to Record Date Shareholders shortly after the Record Date.

The subscription period commences on March 24, 2010, and will expire at 5:00 p.m., New York time, on April 23, 2010, unless extended (the “Expiration Date”).

The Subscription Price will be determined on the Expiration Date based on a formula equal to 90% of the average of the last reported sale prices of the Fund’s common shares on the NYSE on the Expiration Date and on each of the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 80% of the net asset value per common share on the Expiration Date, then the Subscription Price will be 80% of the Fund’s net asset value per common share on the Expiration Date.

Record Date Shareholders who exercise all Rights issued to them will be entitled to subscribe for additional common shares at the Subscription Price pursuant to an over-subscription privilege. If sufficient common shares are not available to honor all over-subscription requests, available common shares will be allocated pro rata among those Record Date Shareholders who over-subscribe, based on the number of Rights issued to them by the Fund on the Record Date.

To exercise the Rights, Record Date Shareholders who hold their common shares through a broker, custodian or trust company should contact them to forward their instructions to either exercise or sell their Rights on their behalf. Record Date Shareholders who do not hold their common shares through a broker, custodian or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate, which will be mailed shortly after the Record Date, and delivering it back to the Subscription Agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus. Persons seeking further information regarding the Offer, or interested in obtaining a prospectus should contact their broker or nominee, or contact the Information Agent for the Offer: The Altman Group, Inc. at (866) 207-3647.

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The Fund is a diversified, closed-end management investment company. The investment objective of the Fund is to seek high current income, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund’s common shares are listed on the NYSE under the symbol “PFL”. An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund will meet its objective.

Shares of closed-end investment companies frequently trade at a discount to net asset value. The price of the Fund’s common shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its common shares will trade at, below or above net asset value.

AGIFM is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. and is a member of Munich-based Allianz Group. PIMCO is an affiliate of AGIFM.

Statements made in this release that look forward in time involve risks and uncertainties and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such risks and uncertainties include, without limitation, the adverse effect from further declines in the securities markets and in the Fund’s performance, a general downturn in the economy, competition from other companies, changes in government policy or regulation, inability to attract or retain key employees, inability to implement its operating strategy and/or acquisition strategy, and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations. The Fund’s ability to pay dividends to common shareholders is subject to the restrictions in its registration statement and other governing documents as well as the Investment Company Act of 1940.

Before investing in the Fund, investors should carefully consider the investment objective, strategies, risks and fees and expenses of the Fund. This information, and other information about the Fund, can be found in the Fund’s prospectus on file with the Securities and Exchange Commission, which can be obtained from the Information Agent for the Offer at the number listed above. An investor should carefully read the Fund’s prospectus before investing.

This announcement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The Offer and the sale of any shares will be made only by means of a prospectus.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE